UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2009
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

500 W. Illinois, Suite 100
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Amendments to 2003 Incentive Plan
     On April 13, 2009, the board of directors (the “Board”) of Basic Energy Services, Inc. (“Basic”) approved the Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Restated Incentive Plan”), subject to stockholder approval, which amends certain provisions of Basic’s 2003 Incentive Plan. The amendments in the Restated Incentive Plan consist primarily of (i) increasing the total number of shares of common stock available for issuance from 5,000,000 to 7,100,000; (ii) increasing the annual limits of options, restricted stock, phantom shares and other stock-based awards that may be granted to any participant from 100,000 shares to 300,000 shares; and (iii) increasing the annual limit of maximum value of performance awards that can be granted to any participant from $500,000 to $2,000,000. The Restated Incentive Plan was submitted for stockholder approval at Basic’s 2009 Annual Meeting of Stockholders. A summary and copy of the Restated Incentive Plan were included in Basic’s definitive proxy statement relating to the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 24, 2009.
     On May 26, 2009, at Basic’s 2009 Annual Meeting of Stockholders, Basic’s stockholders approved the Restated Incentive Plan. A copy of the Restated Incentive Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Election of New Director
     On May 26, 2009, the Board increased the size of the Board from eight to nine directors and appointed Antonio O. Garza to the Board. There has not been a determination as to whether Mr. Garza will be named to any committees of the Board. There was no arrangement or understanding between Mr. Garza and any other persons pursuant to which he was selected as a director. There are no relationships or transactions between Mr. Garza and Basic or any of Basic’s subsidiaries that would require disclosure pursuant to Item 404(a) of
Regulation S-K.
     Consistent with Basic’s prior compensation practices for non-employee directors, Mr. Garza has received a grant of 37,500 restricted shares of Basic’s common stock pursuant to the Restated Incentive Plan, which will vest in one-third increments on each of May 26, 2010, 2011 and 2012.
     On June 1, 2009, Basic issued a press release announcing the appointment of Mr. Garza to the Board. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan

Exhibit 99.1	Press release dated June 1, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: June 1, 2009	By:	/s/ Alan Krenek
	Name:	Alan Krenek
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

3

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan

99.1	Press release dated June 1, 2009